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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 6, 2005
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                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

        0-23494                                          35-1778566
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(Commission File Number)                       (IRS Employer Identification No.)


501 Airtech Parkway, Plainfield, Indiana                   46168
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(Address of Principal Executive Offices)                (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On May 6, 2005, in connection with the restatement of Brightpoint, Inc.'s financial statements for the year ended and as of December 31, 2004, as more fully described in Item 4.02 below, the Company's named executive officers, on their own initiative, have decided to return to the Company a portion of the bonuses previously paid to them with respect to fiscal 2004, in the aggregate amount of approximately $1.0 million, as a result of financial targets relating to the 2004 bonus plan no longer having been met based upon the restated financial results. With respect to the returned bonuses, the named executive officers will return to the Company amounts equal to the amounts which they received net of withholding and other payroll taxes. The Company will recover the amount of the withholding and other payroll taxes through adjustments in subsequent reporting periods.

ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On May 6, 2005, the management of the Company, the Company's Board of Directors and the Audit Committee of the Company's Board of Directors concluded, after a review of the pertinent facts, that the previously issued financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 should not be relied upon because of errors in those financial statements that relate to the Company's operations in France and Australia. The Company has determined that it is necessary to restate its financial statements included in its annual report on Form 10-K for the fiscal year ended December 31, 2004 and expects to file an amended report on Form 10-K/A on or about May 9, 2005.

         The Company's operations in France receive mobile operator commission, subsidy, bonus and residual airtime revenues as a result of subscriber activations or subscriber upgrades generated by the Company's network of independent authorized retailers and the Company's directly owned retail stores. Due to errors made in recording these transactions, the Company's operations in France overstated revenue resulting in a related overstatement of accounts receivable. In addition, certain other related adjustments were made in error, which did not have an impact on net income, but resulted in an overall understatement of accounts receivable and accounts payable during the year ended December 31, 2004.

         The Company's operations in Australia failed to identify and record certain vendor rebates related to a 2004 vendor program. This error resulted in an overstatement of cost of revenue and the understatement of vendor receivables, that would have reduced accounts payable, resulting in an overstatement of accounts payable in the 2004 financial statements.

         The Company intends to correct the above accounting errors by decreasing revenue $6.2 million and increasing costs of revenue $200 thousand related to its operations in France and decreasing costs of revenue $1.7 million related to its operations in Australia. These corrections relate to the year ended December 31, 2004, with the exception of $968 thousand ($629 thousand, net of tax) which relate to the year ended December 31, 2003, but will be included in the restated results for December 31, 2004, based on materiality. Additionally, bonuses previously paid to the named executive officers will be returned to the Company by the named



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executives on their own initiative. These bonuses, originally recorded in the amount of $1.0 million, have been reflected as a reduction to selling, general and administrative expenses in the restated results, as a result of bonus targets relating to the 2004 bonus plan no longer having been met based upon the restated financial results.

         In addition, management of the Company intends to revise its assessment of the effectiveness of the Company's internal control over financial reporting as of December 31, 2004, originally included in Management's Report on Internal Control Over Financial Reporting in the Company's annual report on Form 10-K filed on February 3, 2005. In that report, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2004, notwithstanding the existence of significant deficiencies that were deemed by the Company's management to not be material weaknesses. Subsequent to filing its annual report on Form 10-K on February 3, 2005, the Company identified the above-referenced errors in its 2004 financial statements. Management has concluded that these errors resulted from material weaknesses in internal control in the Company's operations in France and Australia.

         The Company has implemented changes in procedures for the reporting of mobile operator commissions, subsidies and bonuses in its France operations and rebates earned on non-financial key performance metrics in its Australia operations and believes that these changes will assure proper recognition of these items. As part of the assessment of its internal controls over financial reporting, the Company has initiated immediate changes in processes in our France and Australia operations to correct the errors that occurred and to reduce the likelihood that similar errors could occur in the future. In addition, management of the Company, with the assistance of certain members of the Board of Directors, is reviewing the regional financial organizational structure, instituting new financial reporting and revenue recognition controls at all Brightpoint locations, performing supplementary detailed monthly review of accounts by regional and corporate management and executing more frequent internal audits.

         The Audit Committee, Company management and the Board of Directors of the Company have discussed the decision to restate the Company's financial statements with Ernst & Young LLP, the Company's independent registered public accounting firm. The Company's management has also discussed with Ernst & Young LLP its decision to restate management's report on internal control over financial reporting.

         The Company has issued a press release announcing the restatement of its financial statements for the year ended December 31, 2004 and management's decision to restate management's report on internal control over financial reporting, which is annexed hereto as Exhibit 99.1 and is incorporated into this report on Form 8-K by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

               99.1 Press Release dated May 6, 2005 announcing the Company's Restatement of 2004 Financial Statements

               99.2     Cautionary Statements


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                BRIGHTPOINT, Inc.
                                (Registrant)

                                By: /s/ Steven E. Fivel
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                                    Steven E. Fivel
                                    Executive Vice President and General Counsel

Date:  May 6, 2005




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                                INDEX TO EXHIBITS

         Exhibit                   Description
         -------                   -----------

         99.1 Press Release dated May 6, 2005 announcing the Company's filing of an amended Form 10-K, that its previously filed financial statements for the year ended December 31, 2004 will be restated and that management has concluded material weaknesses existed in the Company's internal controls over financial reporting.

         99.2                      Cautionary Statements